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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 7, 2002


                              CENTRAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                   0-25251                    04-3447594
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(State or other jurisdiction         (Commission              (I.R.S. employer
      of incorporation)              file number)            identification no.)



         399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS          02144
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            (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------




                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS
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     On November 7, 2002, the Registrant issued a press release  announcing that the Board of Directors had determined that it was in the best interests of stockholders to remain independent. The Registrant also announced that John D. Doherty had been named to the additional post of Chairman of the Board and that Paul Bulman, Marat Santini and John Gilgun, Jr. had been elected as directors of the Company's principal subsidiary, Central Co-operative Bank. For further information, reference is made to the Registrant's press release, dated November 7, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits  filed with this Current Report on Form
8-K.

  Exhibit No.              Description
  -----------              -----------

     99.1                  Press Release, dated November 7, 2002

                                     Page 7
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  November 7, 2002               By:/s/ John D. Doherty
                                         --------------------------------
                                         John D. Doherty
                                         President